                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)     March 12, 1998
                                                --------------------------------

--------------------------------------------------------------------------------

                               FCC National Bank
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


  United States of America               0-16337                 51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware            19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020

                                    1 of 85
                            Exhibit Index on Page 5

Item 5.  Other Events.
------

The Registrant's hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             Floating Rate Asset Backed Certificates Series
             1993-F, Floating Rate Credit Card Certificates
             Series 1993-H, Floating Rate Asset Backed
             Certificates Series 1994-J, Floating Rate
             Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate
             Credit Card Certificates Series 1995-M, Floating Rate
             Credit Card Certificates Series 1995-N, Floating Rate
             Credit Card Certificates Series 1995-O, Floating Rate
             Credit Card Certificates Series 1995-P, Floating
             Rate Asset Backed Certificates Series 1996-Q, Floating
             Rate Asset Backed Certificates Series 1996-R,
             Floating Rate Asset Backed Certificates Series 1996-S, Floating Rate Asset Backed Certificates Series 1997-T and Floating Rate Asset Backed Certificates Series 1997-U.

       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1993-F.

       28C.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1993-H.

       28D.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

                                    2 of 85

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28J.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28K.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q.

       28L. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R.

       28M. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S.

       28N. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T

       28O. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

                                    3 of 85

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FCC NATIONAL BANK
                             ----------------------------------
                             (Registrant)


Date: March 12, 1998         By  /s/  Sharon A. Renchof
                             --------------------------------
                             Title: Assistant Secretary


                                    4 of 85

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  First Chicago Master Trust II Floating
                  Rate Asset Backed Certificates Series 1993-F,
                  Floating Rate Credit Card Certificates
                  Series 1993-H, Floating Rate Asset Backed
                  Certificates Series 1994-J, Floating Rate
                  Credit Card Certificates Series 1994-K, 7.15%
                  Credit Card Certificates Series 1994-L,
                  Floating Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Asset
                  Backed Certificates Series 1996-Q, Floating
                  Rate Asset Backed Certificates Series
                  1996-R, Floating Rate Asset Backed
                  Certificates Series 1996-S,
                  Floating Rate Asset Backed Certificates Series 1997-T and Floating Rate Asset Backed Certificates Series 1997-U

  28B.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1993-F.

                                    5 of 85

  28C.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1993-H.

  28D.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1994-J.

  28E.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1994-K.

  28F.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II 7.15% Credit Card
           Certificates Series 1994-L.

  28G.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-M.

  28H.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-N.

  28I.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-O.

  28J.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-P.

  28K.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-Q.

  28L.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-R.

  28M.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-S.

  28N.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-T

  28O.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-U


                                    6 of 85

                                                                     EXHIBIT 28A

                        MONTHLY SERVICER'S CERTIFICATE





                              FCC NATIONAL BANK


              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II

                                 March 6, 1998

              ---------------------------------------------------


The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

     2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing Agreement.

     3.  The undersigned are Servicing Officers.

     4.  The aggregate amount of Collections
         processed for the Due Period for
         this Distribution Date was equal to . . . .           $4,117,305,697.86

                                    7 of 85

     5.  (a)  The aggregate amount of such Collections
         allocated to Principal Receivables for the Due
         Period for this Distribution Date was equal
         to . . . . . . . . . . . . . . . . . . . .          $3,880,981,038.34

         (b)  The aggregate amount of such Collections
         allocated to Finance Charge Receivables for the
         Due Period for this Distribution Date was equal
         to . . . . . . . . . . . . . . . . . . . .            $236,324,659.52

     6.  The aggregate Interchange Amount, (which
         will be included as Finance Charge Receivables
         for all Series), for this distribution date was
         equal to. . . . . . . . .  . . . . . . . .             $42,929,372.33

     7.  The Invested Percentage of Collections
         allocated to Principal Receivables for the Due
         Period was equal to for:

         Series 1993-F . . . . . . . . . . . . . . .                     4.339%
         Series 1993-H . . . . . . . . . . . . . . .                     4.339%
         Series 1994-J . . . . . . . . . . . . . . .                     3.099%
         Series 1994-K . . . . . . . . . . . . . . .                     3.099%
         Series 1994-L . . . . . . . . . . . . . . .                     3.099%
         Series 1995-M . . . . . . . . . . . . . . .                     3.542%
         Series 1995-N . . . . . . . . . . . . . . .                     3.542%
         Series 1995-O . . . . . . . . . . . . . . .                     3.542%
         Series 1995-P . . . . . . . . . . . . . . .                     3.542%
         Series 1996-Q . . . . . . . . . . . . . . .                     6.376%
         Series 1996-R . . . . . . . . . . . . . . .                     2.834%
         Series 1996-S . . . . . . . . . . . . . . .                     4.959%
         Series 1997-T . . . . . . . . . . . . . . .                     4.250%
         Series 1997-U . . . . . . . . . . . . . . .                     2.834%

     8.  The Invested Percentage of Collections
         allocated to Finance Charge Receivables for the Due Period was equal to for:

         Series 1993-F . . . . . . . . . . . . . . .                     3.616%
         Series 1993-H . . . . . . . . . . . . . . .                     4.339%
         Series 1994-J . . . . . . . . . . . . . . .                     3.099%
         Series 1994-K . . . . . . . . . . . . . . .                     3.099%
         Series 1994-L . . . . . . . . . . . . . . .                     3.099%
         Series 1995-M . . . . . . . . . . . . . . .                     3.542%
         Series 1995-N . . . . . . . . . . . . . . .                     3.542%
         Series 1995-O . . . . . . . . . . . . . . .                     3.542%
         Series 1995-P . . . . . . . . . . . . . . .                     3.542%
         Series 1996-Q . . . . . . . . . . . . . . .                     6.376%
         Series 1996-R . . . . . . . . . . . . . . .                     2.834%
         Series 1996-S . . . . . . . . . . . . . . .                     4.959%
         Series 1997-T . . . . . . . . . . . . . . .                     4.250%
         Series 1997-U . . . . . . . . . . . . . . .                     2.834%

                                    8 of 85

     9.  The Invested Percentage with respect to
         the Investor Default Amount for
         the Due Period was equal to for:

         Series 1993-F . . . . . . . . . . . . . .                   3.616%
         Series 1993-H . . . . . . . . . . . . . .                   4.339%
         Series 1994-J . . . . . . . . . . . . . .                   3.099%
         Series 1994-K . . . . . . . . . . . . . .                   3.099%
         Series 1994-L . . . . . . . . . . . . . .                   3.099%
         Series 1995-M . . . . . . . . . . . . . .                   3.542%
         Series 1995-N . . . . . . . . . . . . . .                   3.542%
         Series 1995-O . . . . . . . . . . . . . .                   3.542%
         Series 1995-P . . . . . . . . . . . . . .                   3.542%
         Series 1996-Q . . . . . . . . . . . . . .                   6.376%
         Series 1996-R . . . . . . . . . . . . . .                   2.834%
         Series 1996-S . . . . . . . . . . . . . .                   4.959%
         Series 1997-T . . . . . . . . . . . . . .                   4.250%
         Series 1997-U . . . . . . . . . . . . . .                   2.834%

     10. The aggregate amount of drawings or payments, if any, under the Enhancement, if any, required to be made on the next succeeding
         Distribution Date is equal to for:

         Series 1993-F . . . . . . . . . . . . . .                   $0.00
         Series 1993-H . . . . . . . . . . . . . .                   $0.00
         Series 1994-J . . . . . . . . . . . . . .                   $0.00
         Series 1994-K . . . . . . . . . . . . . .                   $0.00
         Series 1994-L . . . . . . . . . . . . . .                   $0.00
         Series 1995-M . . . . . . . . . . . . . .                   $0.00
         Series 1995-N . . . . . . . . . . . . . .                   $0.00
         Series 1995-O . . . . . . . . . . . . . .                   $0.00
         Series 1995-P . . . . . . . . . . . . . .                   $0.00
         Series 1996-Q . . . . . . . . . . . . . .                   $0.00
         Series 1996-R . . . . . . . . . . . . . .                   $0.00
         Series 1996-S . . . . . . . . . . . . . .                   $0.00
         Series 1997-T . . . . . . . . . . . . . .                   $0.00
         Series 1997-U . . . . . . . . . . . . . .                   $0.00

     11. The amount of interest due on the Cash
         Collateral Account loan, if applicable,
         required to be paid on the next Distribution
         Date is equal to for:

         Series 1993-F . . . . . . . . . . . . . .              $34,368.06
         Series 1993-H . . . . . . . . . . . . . .              $34,132.28
         Series 1994-J . . . . . . . . . . . . . .              $21,007.13
         Series 1994-K . . . . . . . . . . . . . .              $25,474.73
         Series 1994-L . . . . . . . . . . . . . .              $17,468.27
         Series 1995-M . . . . . . . . . . . . . .                   $0.00
         Series 1995-N . . . . . . . . . . . . . .                   $0.00
         Series 1995-O . . . . . . . . . . . . . .                   $0.00
         Series 1995-P . . . . . . . . . . . . . .                   $0.00
         Series 1996-Q . . . . . . . . . . . . . .                   $0.00
         Series 1996-R . . . . . . . . . . . . . .                   $0.00
         Series 1996-S . . . . . . . . . . . . . .                   $0.00
         Series 1997-T . . . . . . . . . . . . . .                   $0.00
         Series 1997-U . . . . . . . . . . . . . .                   $0.00

                                    9 of 85

     12. The amount of Monthly Servicing Fee
         required to be paid on the next succeeding
         Distribution Date is equal to for:

         Series 1993-F . . . . . . . . . . . . . .             $1,020,833.34
         Series 1993-H . . . . . . . . . . . . . .             $1,166,666.67
         Series 1994-J . . . . . . . . . . . . . .               $833,333.33
         Series 1994-K . . . . . . . . . . . . . .               $833,333.33
         Series 1994-L . . . . . . . . . . . . . .               $833,333.33
         Series 1995-M . . . . . . . . . . . . . .               $952,380.96
         Series 1995-N . . . . . . . . . . . . . .               $952,380.96
         Series 1995-O . . . . . . . . . . . . . .               $952,380.96
         Series 1995-P . . . . . . . . . . . . . .               $952,380.96
         Series 1996-Q . . . . . . . . . . . . . .             $1,714,285.71
         Series 1996-R . . . . . . . . . . . . . .               $761,904.77
         Series 1996-S . . . . . . . . . . . . . .             $1,333,333.33
         Series 1997-T . . . . . . . . . . . . . .             $1,142,857.14
         Series 1997-U . . . . . . . . . . . . . .               $761,904.77

     13. The aggregate amount payable to Investor
         Certificateholders on the succeeding
         Distribution Date in respect of interest is equal to for:

         Series 1993-F . . . . . . . . . . . . . .             $2,619,531.25
         Series 1993-H . . . . . . . . . . . . . .             $3,090,937.50
         Series 1994-J . . . . . . . . . . . . . .             $2,215,312.50
         Series 1994-K . . . . . . . . . . . . . .             $2,203,125.00
         Series 1994-L . . . . . . . . . . . . . .             $2,979,166.67
         Series 1995-M . . . . . . . . . . . . . .             $2,522,335.72
         Series 1995-N . . . . . . . . . . . . . .             $2,490,150.00
         Series 1995-O . . . . . . . . . . . . . .             $2,523,993.77
         Series 1995-P . . . . . . . . . . . . . .             $2,500,244.55
         Series 1996-Q . . . . . . . . . . . . . .             $4,462,598.84
         Series 1996-R . . . . . . . . . . . . . .             $1,966,095.21
         Series 1996-S . . . . . . . . . . . . . .             $3,481,114.49
         Series 1997-T . . . . . . . . . . . . . .             $2,951,678.57
         Series 1997-U . . . . . . . . . . . . . .             $1,983,371.36

     14. The aggregate amount payable to Investor
         Certificateholders on the succeeding
         Distribution Date in respect of principal is equal to for:

         Series 1993-F . . . . . . . . . . . . . .            $58,333,333.33
         Series 1993-H . . . . . . . . . . . . . .            $58,333,333.33
         Series 1994-J . . . . . . . . . . . . . .                     $0.00
         Series 1994-K . . . . . . . . . . . . . .                     $0.00
         Series 1994-L . . . . . . . . . . . . . .                     $0.00
         Series 1995-M . . . . . . . . . . . . . .                     $0.00
         Series 1995-N . . . . . . . . . . . . . .                     $0.00
         Series 1995-O . . . . . . . . . . . . . .                     $0.00
         Series 1995-P . . . . . . . . . . . . . .                     $0.00
         Series 1996-Q . . . . . . . . . . . . . .                     $0.00
         Series 1996-R . . . . . . . . . . . . . .                     $0.00
         Series 1996-S . . . . . . . . . . . . . .                     $0.00
         Series 1997-T . . . . . . . . . . . . . .                     $0.00
         Series 1997-U . . . . . . . . . . . . . .                     $0.00

                                   10 of 85

     15. The excess, if any, of the First Chicago Amount
         over the Aggregate Principal Receivables
         required to be maintained pursuant to the
         Agreement . . . . . . . . . . . . . . . .          $7,518,439,556.51

     16. The First Chicago Amount for the Due
         Period divided by Aggregate Principal
         Receivables for the Due Period . . . . . . . . .              47.327%

     17. The Minimum First Chicago Interest
         Percentage . . . . . . . . . . . . . . . . . . .               7.000%

     18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to Section 5.02(a) of the Agreement, if applicable.

     19. As of the date hereof, to the best
         knowledge of the undersigned, no default in the performance of the obligation of the Servicer under the Pooling and Servicing Agreement has occurred or is continuing except as follows: None.

     20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

     21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

     22. During the preceding calendar month, the number of newly - originated Accounts was 120,157.

         IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.


                                       FCC NATIONAL BANK
                                          as Servicer


                                 By: /s/ James A. Harwood
                                     --------------------------------------
                                                 Servicing Officer

                                 By: /s/ Mary L. Vach
                                     --------------------------------------
                                                   Servicing Officer

                                   11 of 85

                                                                     EXHIBIT 28B

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK
               ---------------------------------------------------
                          FIRST CHICAGO MASTER TRUST II
                                 Series 1993-F
                                 March 6, 1998
               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-F Supplement dated as of June 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1993-F Certificateholders on the
                 Payment Date per $1,000 interest. . . .               $87.076

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1993-F Certificates,
                 per $1,000 interest . . . . . . . . . .               $83.333

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1993-F Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $3.742

                                   12 of 85

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $474,862,186.77

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1993-F Certificates. . . . .        $177,715,617.65

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1993-F
                 Certificates, per $1,000 interest. . . .              $253.879

             d.  Excess Principal Collections allocated in
                 respect of the Series 1993-F Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $16,132,725,275.51

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1993-F
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $583,333,333.34

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1993-F Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.616%

             d.  The Invested Percentage with respect
                 to Principal Receivables for the
                 Series 1993-F Certificates for the
                 Due Period with respect to the
                 current Distribution Date . . . . . . .                  4.339%

             e.  The Pre-Allocated Invested Amount for
                 the Due period with respect to the
                 current Distribution Date . . . . . . .                  $0.00

                                   13 of 85

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .            $845,966,423.00

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1993-F
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .              $4,197,673.61

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                   $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1993-F Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                    $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .              $243,055.56

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .              $777,777.78

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

                                   14 of 85

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .            $75,833,333.33

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1993-F
                 Certificates as of such Due Period . . .                13.000%

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .        75.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                        ------------------------
                                      Title: Vice President

                                   15 of 85

                                                                     EXHIBIT 28C

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK
               ---------------------------------------------------
                          FIRST CHICAGO MASTER TRUST II
                                 Series 1993-H
                                 March 6, 1998
               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-H Supplement dated as of August 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1993-H Certificateholders on the
                 Payment Date per $1,000 interest. . . .               $87.749

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1993-H Certificates,
                 per $1,000 interest . . . . . . . . . .               $83.333

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1993-H Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $4.416

                                   16 of 85

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $474,862,186.77

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1993-H Certificates. . . . .        $179,783,703.86

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1993-H
                 Certificates, per $1,000 interest. . . .              $256.834

             d.  Excess Principal Collections allocated in
                 respect of the Series 1993-H Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series)    $16,132,725,275.51

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1993-H
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $700,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1993-H Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  4.339%

             d.  The Invested Percentage with respect
                 to Principal Receivables for the
                 Series 1993-H Certificates for the
                 Due Period with respect to the
                 current Distribution Date . . . . . . .                  4.339%

             e.  The Pre-Allocated Invested Amount for
                 the Due period with respect to the
                 current Distribution Date . . . . . . .                  $0.00

                                   17 of 85

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .            $845,966,423.00

             4.  Investor Default Amount.
                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1993-H
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .              $5,037,208.33

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                   $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1993-H Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                    $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .              $437,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .              $729,166.67

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

                                   18 of 85

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $91,000,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1993-H
                 Certificates as of such Due Period . . .                13.000%

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .        91.66666667%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                        ------------------------
                                      Title: Vice President

                                   19 of 85

                                                                     EXHIBIT 28D

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK
               ---------------------------------------------------
                           FIRST CHICAGO MASTER TRUST II
                                 Series 1994-J
                                 March 6, 1998
               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-J Supplement dated as of May 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1994-J Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $4.431

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1994-J  Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1994-J Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $4.431

                                   20 of 85

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $474,862,186.77

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-J Certificates. . . . .          $8,134,059.96

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-J
                 Certificates, per $1,000 interest. . . .               $16.268

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-J Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-J Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $16,132,725,275.51

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-J
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $500,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-J Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.099%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-J
                 Certificates for the Due Period with respect
                 to the current Distribution Date . . . . .               3.099%

                                   21 of 85

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .            $845,966,423.00

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-J
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .              $3,598,005.94

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                   $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-J Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                    $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .              $312,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .              $520,833.33

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

                                   22 of 85

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .            $65,000,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-J
                 Certificates as of such Due Period . . .                13.000%

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .       100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                        -------------------------
                                      Title: Vice President

                                   23 of 85

                                                                     EXHIBIT 28E

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK
               ---------------------------------------------------
                          FIRST CHICAGO MASTER TRUST II
                                 Series 1994-K
                                 March 6, 1998
               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-K Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1994-K Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $4.406

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1994-K  Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1994-K Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $4.406

                                   24 of 85

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $474,862,186.77

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-K Certificates. . . . .          $8,134,059.96

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-K
                 Certificates, per $1,000 interest. . . .               $16.268

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-K Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-K Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $16,132,725,275.51

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-K
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $500,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-K Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.099%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-K
                 Certificates for the Due Period with respect
                 to the current Distribution Date . . . . .               3.099%

                                   25 of 85

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .            $845,966,423.00

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-K
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .              $3,598,005.94

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                   $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-K Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                    $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .              $312,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .              $520,833.33

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

                                   26 of 85

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $72,500,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-K
                 Certificates as of such Due Period . . .                14.500%

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .       100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                        ------------------------
                                      Title: Vice President

                                   27 of 85

                                                                     EXHIBIT 28F

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK
               ---------------------------------------------------
                          FIRST CHICAGO MASTER TRUST II
                                 Series 1994-L
                                 March 6, 1998
               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-L Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1994-L Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $5.958

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1994-L Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1994-L Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $5.958

                                   28 of 85

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $474,862,186.77

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-L Certificates. . . . .          $8,134,059.96

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-L
                 Certificates, per $1,000 interest. . . .               $16.268

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-L Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-L Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $16,132,725,275.51

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-L
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $500,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-L Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.099%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-L
                 Certificates for the Due Period with respect
                 to the current Distribution Date . . . . .               3.099%

                                   29 of 85

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .            $845,966,423.00

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-L
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .              $3,598,005.94

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                   $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-L Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                    $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .              $312,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .              $520,833.33

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

                                   30 of 85

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $57,500,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-L
                 Certificates as of such Due Period . . .                11.500%

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .       100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                        ------------------------
                                      Title: Vice President

                                   31 of 85

                                                                     EXHIBIT 28G

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK
               ---------------------------------------------------
                          FIRST CHICAGO MASTER TRUST II
                                 Series 1995-M
                                 March 6, 1998
               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-M Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $4.399

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $4.399

                                   32 of 85

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $474,862,186.77

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1995-M Certificates. . . . .          $9,296,068.53

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $8,134,059.95

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.268

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $3,141,544.73

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1995-M Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1995-M Certificates, if any . . .                 $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $16,132,725,275.51

                                   33 of 85

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-M
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-M Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.542%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-M
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  3.542%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $845,966,423.00

                                   34 of 85

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-M
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $4,112,006.80

             b.  The Class A Investor Default Amount. .           $3,598,005.94

             c.  The Collateral Investor Default Amount.            $514,000.86

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $595,238.10

                                   35 of 85

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .          $5,714,286.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                1.143%

             8.  Collateral Invested Amount.

             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .         $71,428,572.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .         $71,428,572.00

             9.  Total Enhancement.

             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .       $77,142,858.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .        $77,142,858.00

                                   36 of 85

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                        ------------------------
                                      Title: Vice President

                                   37 of 85

                                                                     EXHIBIT 28H

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK
               ---------------------------------------------------
                          FIRST CHICAGO MASTER TRUST II
                                 Series 1995-N
                                 March 6, 1998
               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-N Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $4.339

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $4.339

                                   38 of 85

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $474,862,186.77

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1995-N Certificates. . . . .          $9,296,068.53

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $8,134,059.95

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.268

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $3,171,544.73

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1995-N Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1995-N Certificates, if any . . .                 $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $16,132,725,275.51

                                   39 of 85

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-N
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-N Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.542%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-N
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  3.542%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $845,966,423.00

                                   40 of 85

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-N
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $4,112,006.80

             b.  The Class A Investor Default Amount. .           $3,598,005.94

             c.  The Collateral Investor Default Amount.            $514,000.86

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $595,238.10

                                   41 of 85

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .          $5,714,286.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                1.143%

             8.  Collateral Invested Amount.

             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .         $71,428,572.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .         $71,428,572.00

             9.  Total Enhancement.

             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .       $77,142,858.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .        $77,142,858.00

                                   42 of 85

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                        ------------------------
                                      Title: Vice President

                                   43 of 85

                                                                     EXHIBIT 28I

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK
               ---------------------------------------------------
                          FIRST CHICAGO MASTER TRUST II
                                 Series 1995-O
                                 March 6, 1998
               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-O Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $4.391

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $4.391

                                   44 of 85

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $474,862,186.77

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1995-O Certificates. . . . .          $9,296,068.53

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $8,134,059.95

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.268

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $3,145,294.73

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1995-O Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1995-O Certificates, if any . . .                 $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $16,132,725,275.51

                                   45 of 85

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-O
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-O Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.542%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-O
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  3.542%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $845,966,423.00

                                   46 of 85

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-O
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $4,112,006.80

             b.  The Class A Investor Default Amount. .           $3,598,005.94

             c.  The Collateral Investor Default Amount.            $514,000.86

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $595,238.10

                                   47 of 85

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .          $5,714,286.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                1.143%

             8.  Collateral Invested Amount.

             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .         $71,428,572.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .         $71,428,572.00

             9.  Total Enhancement.

             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .       $77,142,858.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .        $77,142,858.00

                                   48 of 85

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                        ------------------------
                                      Title: Vice President

                                   49 of 85

                                                                     EXHIBIT 28J

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK
               ---------------------------------------------------
                          FIRST CHICAGO MASTER TRUST II
                                 Series 1995-P
                                 March 6, 1998
               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-P Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $4.354

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $4.354

                                   50 of 85

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $474,862,186.77

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1995-P Certificates. . . . .          $9,296,068.53

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $8,134,059.95

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.268

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $3,164,044.73

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1995-P Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1995-P Certificates, if any . . .                 $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $16,132,725,275.51

                                   51 of 85

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-P
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-P Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.542%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-P
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  3.542%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $845,966,423.00

                                   52 of 85

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-P
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $4,112,006.80

             b.  The Class A Investor Default Amount. .           $3,598,005.94

             c.  The Collateral Investor Default Amount.            $514,000.86

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $595,238.10

                                   53 of 85

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .          $5,714,286.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                1.143%

             8.  Collateral Invested Amount.

             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .         $71,428,572.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .         $71,428,572.00

             9.  Total Enhancement.

             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .       $77,142,858.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .        $77,142,858.00

                                   54 of 85

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                        ------------------------
                                      Title: Vice President

                                   55 of 85

                                                                     EXHIBIT 28K

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK
               ---------------------------------------------------
                          FIRST CHICAGO MASTER TRUST II
                                 Series 1996-Q
                                 March 6, 1998
               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-Q Supplement dated as of September 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $4.316

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $4.316

                                   56 of 85

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $474,862,186.77

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1996-Q Certificates. . . . .         $16,732,923.38

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .    $14,641,307.95

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.268

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $5,729,030.53

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1996-Q Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1996-Q Certificates, if any . . .                 $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $16,132,725,275.51

                                   57 of 85

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1996-Q
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .      $1,028,571,429.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $900,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1996-Q Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  6.376%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1996-Q
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  6.376%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $845,966,423.00

                                   58 of 85

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1996-Q
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $7,401,612.24

             b.  The Class A Investor Default Amount. .           $6,476,410.71

             c.  The Collateral Investor Default Amount.            $925,201.53

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $642,857.14

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .           $1,071,428.57

                                   59 of 85

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .         $10,285,714.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                1.143%

             8.  Collateral Invested Amount.

             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .        $128,571,429.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .        $128,571,429.00

             9.  Total Enhancement.

             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .      $138,857,143.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .       $138,857,143.00

                                   60 of 85

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                        ------------------------
                                      Title: Vice President

                                   61 of 85

                                                                     EXHIBIT 28L

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK
               ---------------------------------------------------
                          FIRST CHICAGO MASTER TRUST II
                                 Series 1996-R
                                 March 6, 1998
               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-R Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $4.271

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $4.271

                                   62 of 85

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $474,862,186.77

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1996-R Certificates. . . . .          $7,436,854.84

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $6,507,247.97

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.268

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $2,564,235.79

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1996-R Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1996-R Certificates, if any . . .                 $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $16,132,725,275.51

                                   63 of 85

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1996-R
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $457,142,858.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $400,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1996-R Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  2.834%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1996-R
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  2.834%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $845,966,423.00

                                   64 of 85

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1996-R
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $3,289,605.45

             b.  The Class A Investor Default Amount. .           $2,878,404.76

             c.  The Collateral Investor Default Amount.            $411,200.69

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $285,714.29

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $476,190.48

                                   65 of 85

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .          $4,571,429.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                1.143%

             8.  Collateral Invested Amount.

             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .         $57,142,858.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .         $57,142,858.00

             9.  Total Enhancement.

             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .       $61,714,287.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .        $61,714,287.00

                                   66 of 85

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                        ------------------------
                                      Title: Vice President

                                   67 of 85

                                                                     EXHIBIT 28M

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK
               ---------------------------------------------------
                          FIRST CHICAGO MASTER TRUST II
                                 Series 1996-S
                                 March 6, 1998
               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-S Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $4.313

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $4.313

                                   68 of 85

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $474,862,186.77

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1996-S Certificates. . . . .         $13,014,495.94

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .    $11,387,683.96

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.268

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $4,458,537.61

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1996-S Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1996-S Certificates, if any . . .                 $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $16,132,725,275.51

                                   69 of 85

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1996-S
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $800,000,000.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $700,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1996-S Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  4.959%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1996-S
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  4.959%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $845,966,423.00

                                   70 of 85

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1996-S
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $5,756,809.51

             b.  The Class A Investor Default Amount. .           $5,037,208.33

             c.  The Collateral Investor Default Amount.            $719,601.18

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $500,000.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $833,333.33

                                   71 of 85

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .          $8,000,000.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                1.143%

             8.  Collateral Invested Amount.

             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .        $100,000,000.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .        $100,000,000.00

             9.  Total Enhancement.

             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .      $108,000,000.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .       $108,000,000.00

                                   72 of 85

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                        ------------------------
                                      Title: Vice President

                                   73 of 85

                                                                     EXHIBIT 28N

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK
               ---------------------------------------------------
                          FIRST CHICAGO MASTER TRUST II
                                 Series 1997-T
                                 March 6, 1998
               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997-T Supplement dated as of October 1, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $4.271

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $4.271

                                   74 of 85

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $474,862,186.77

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1997-T Certificates. . . . .         $11,155,282.26

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $9,760,871.98

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.268

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $3,846,353.69

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1997-T Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1997-T Certificates, if any . . .                 $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $16,132,725,275.51

                                   75 of 85

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1997-T
                 Certificates (the "Adjusted Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $685,714,286.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Adjusted Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $600,000,000.00

             d.  The Invested Amount for the Due Period
                 with respect to the current Dist-
                 tribution Date . . . . . . . . . . . . .       $685,714,286.00

             e.  The Class A Invested Amount for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .       $600,000,000.00

             f.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1997-T Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  4.250%

             g.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1997-T
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  4.250%

             h.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             i.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             j.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             k.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $845,966,423.00

                                   76 of 85

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1997-T
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $4,934,408.16

             b.  The Class A Investor Default Amount. .           $4,317,607.14

             c.  The Collateral Investor Default Amount.            $616,801.02

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Adjusted Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $428,571.43

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $714,285.71

                                   77 of 85

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .          $6,857,143.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Adjusted Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                1.143%

             8.  Collateral Invested Amount.

             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .         $85,714,286.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .         $85,714,286.00

             9.  Total Enhancement.

             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .       $92,571,429.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .        $92,571,429.00

                                   78 of 85

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Adjusted Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%

         D.  Principal Funding Account.

              1. The Principal Funding Investment Proceeds
                 deposited in the Collection Account for the
                 current Distribution Date to be treated as
                 Class A Available Funds. . . . . . . . . . .             $0.00

              2. The Excess Principal Funding Investment
                 Proceeds for the current Distribution Date .             $0.00

              3. The Principal Funding Account Balance as of
                 the end of the day on the current Distribution
                 Date . . . . . . . . . . . . . . . . . . . .             $0.00

              4. The Deficit Controlled Accumulation Amount for
                 the preceding Due Period . . . . . . . . . .             $0.00

         E.  Reserve Account.

              1. The Reserve Draw Amount for the current
                 Distribution Date . . . . . . . . . . . . . .            $0.00

              2. The amount on deposit in the Reserve Account
                 as of the end of the day on the current
                 Distribution Date (the "Available Reserve
                 Account Amount" for the next Distribution Date).         $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                        ------------------------
                                      Title: Vice President

                                   79 of 85

                                                                     EXHIBIT 28O

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK
               ---------------------------------------------------
                          FIRST CHICAGO MASTER TRUST II
                                 Series 1997-U
                                 March 6, 1998
               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997-U Supplement dated as of October 1, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $4.305

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $4.305

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         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $474,862,186.77

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1997-U Certificates. . . . .          $7,436,854.84

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $6,507,247.97

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.268

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $2,550,735.79

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1997-U Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1997-U Certificates, if any . . .                 $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $16,132,725,275.51

                                   81 of 85

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1997-U
                 Certificates (the "Adjusted Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $457,142,858.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Adjusted Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $400,000,000.00

             d.  The Invested Amount for the Due Period
                 with respect to the current Dist-
                 tribution Date . . . . . . . . . . . . .       $457,142,858.00

             e.  The Class A Invested Amount for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . . .      $400,000,000.00

             f.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1997-U Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  2.834%

             g.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1997-U
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  2.834%

             h.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             i.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             j.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             k.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $845,966,423.00

                                   82 of 85

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1997-U
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $3,289,605.45

             b.  The Class A Investor Default Amount. .           $2,878,404.76

             c.  The Collateral Investor Default Amount.            $411,200.69

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Adjusted Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $285,714.29

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $476,190.48

                                   83 of 85

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .          $4,571,429.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Adjusted Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                1.143%

             8.  Collateral Invested Amount.

             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .         $57,142,858.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .         $57,142,858.00

             9.  Total Enhancement.

             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .       $61,714,287.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .        $61,714,287.00

                                   84 of 85

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Adjusted Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%

         D. Principal Funding Account.

             1.  The Principal Funding Investment Proceeds
                 deposited in the Collection Account for the
                 current Distribution Date to be treated as
                 Class A Available Funds . . . . . . . . . . .            $0.00

             2.  The Excess Principal Funding Investment
                 Proceeds for the current Distribution Date               $0.00

             3.  The Principal Funding Account Balance as of
                 the end of the day on the current Distribution
                 Date . . . . . . . . . . . . . . . . . . . .             $0.00

             4.  The Deficit Controlled Accumulation Amount for
                 the preceding Due Period . . . . . . . . . .             $0.00

         E. Principal Funding Account.

             1.  The Reserve Draw Amount for the current
                 Distribution Date . . . . . . . . . . . . .              $0.00

             2.  The amount on deposit in the Reserve Account
                 as of the end of the day on the current
                 Distribution Date (the "Available Reserve
                 Account Amount" for the next Distribution Date).         $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                        ------------------------
                                      Title: Vice President

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